UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2020
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 7.01	Regulation FD Disclosure.
On June 11, 2020, Speedway Inc., a wholly owned subsidiary of Marathon Petroleum Corporation (“MPC”), confidentially submitted a registration statement on Form 10 with the U.S. Securities and Exchange Commission (“SEC”) in connection with MPC’s previously announced plan to separate its retail transportation fuels and convenience store business into an independent, publicly traded company.

In light of the impacts of the COVID-19 pandemic on market conditions, MPC continues to assess the timeline for the Speedway separation. The initial target for the separation was the fourth quarter of 2020 but has been revised to early 2021. The separation remains subject to final approval by MPC’s board of directors, as well as the satisfaction or waiver of certain other customary conditions.
Forward-Looking and Cautionary Statements
This Current Report on Form 8-K includes forward-looking statements that are subject to risks, contingencies or uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “commitment,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “policy,” “position,” “potential,” “predict,” “priority,” “project,” “proposition,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “will,” “would” or other similar expressions that convey the uncertainty of future events or outcomes. MPC’s forward-looking statements are not guarantees of future performance, and you should not rely unduly on them, as they involve risks, uncertainties and assumptions that MPC cannot predict. Material differences between actual results and any future performance suggested in MPC’s forward-looking statements could result from a variety of factors, such as the severity and duration of the COVID-19 pandemic and its impact on global economic conditions and MPC’s ability to successfully complete the planned Speedway separation within the expected timeframe or at all. Many of such factors are beyond MPC’s control. These factors also include such risks and uncertainties detailed in MPC’s periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in MPC’s annual report on Form 10-K for the year ended December 31, 2019 and its quarterly Form 10-Q filings, and in other MPC investor communications from time to time. MPC undertakes no obligation to update any forward-looking statement except to the extent required by applicable law.
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Information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: June 15, 2020	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary